Exhibit 4.1

MUFG AMERICAS HOLDINGS CORPORATION

Officer’s Certificate

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture, dated as of December 8, 2003 (the “Indenture”), by and between MUFG Americas Holdings Corporation (formerly UnionBanCal Corporation), as issuer (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”).

The undersigned, John F. Woods, Chief Financial Officer of the Issuer, hereby certifies as of February 10, 2015, in connection with the issuance by the Issuer of the Senior Notes (as defined herein), pursuant to Sections 2.1 and 2.3 of the Indenture, as follows:

A.                                    He has read Sections 2.1 and 2.3 of the Indenture, read such other Sections of the Indenture and other documents as he deemed necessary and made such other inquiries as he deemed necessary to make the certifications in paragraphs B and C hereof.

B.                                    All conditions precedent provided for in the Indenture relating to the issuance of the Senior Notes have been complied with.

C.                                    Pursuant to resolutions adopted by the Board of Directors of the Issuer on January 22, 2015 and by the Debt Pricing Committee appointed pursuant to such resolutions on February 5, 2015, the following terms of each series of the Senior Notes have been duly approved and authorized by the Issuer in accordance with the provisions of the Indenture:

1.                                      Designation.  The designation of each series of the Senior Notes is as follows:

(a)         The 1.625% Senior Notes due 2018 (the “2018 Fixed Rate Notes”).

(b)         The 2.250% Senior Notes due 2020 (the “2020 Fixed Rate Notes”).

(c)          The 3.000% Senior Notes due 2025 (the “2025 Fixed Rate Notes” and, together with the 2018 Fixed Rate Notes and the 2020 Fixed Rate Notes, the “Fixed Rate Notes”).

(d)         The Floating Rate Senior Notes due 2018 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Senior Notes”).

2.                                      Aggregate Principal Amount.

(a)                                 2018 Fixed Rate Notes.  The 2018 Fixed Rate Notes issued on the date hereof shall be initially limited in aggregate principal amount to $450,000,000 (except for 2018 Fixed Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2018 Fixed Rate Notes pursuant to Sections 2.8, 2.9, 2.11 or 8.5 of the Indenture). The Issuer may issue additional notes of the same series as the 2018 Fixed Rate Notes, having the same ranking and the same interest rate, maturity and other terms as the 2018 Fixed Rate Notes (except for the issue date, issue price and, if applicable, the initial interest payment date), without notice to or the consent of the Holders of the 2018 Fixed Rate Notes (or any other Senior Notes) then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the 2018 Fixed Rate Notes. The 2018 Fixed Rate Notes and any such additional notes so issued in the future will constitute a single series of 2018 Fixed Rate Notes under the Indenture.

(b)                                 2020 Fixed Rate Notes.  The 2020 Fixed Rate Notes issued on the date hereof shall be initially limited in aggregate principal amount to $1,000,000,000 (except for 2020 Fixed Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2020 Fixed Rate Notes pursuant to Sections 2.8, 2.9, 2.11 or 8.5 of the Indenture). The Issuer may issue additional notes of the same series as the 2020 Fixed Rate Notes, having the same ranking and the same interest rate, maturity and other terms as the

2020 Fixed Rate Notes (except for the issue date, issue price and, if applicable, the initial interest payment date), without notice to or the consent of the Holders of the 2020 Fixed Rate Notes (or any other Senior Notes) then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the 2020 Fixed Rate Notes. The 2020 Fixed Rate Notes and any such additional notes so issued in the future will constitute a single series of 2020 Fixed Rate Notes under the Indenture.

(c)                                  2025 Fixed Rate Notes.  The 2025 Fixed Rate Notes issued on the date hereof shall be initially limited in aggregate principal amount to $500,000,000 (except for 2025 Fixed Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2025 Fixed Rate Notes pursuant to Sections 2.8, 2.9, 2.11 or 8.5 of the Indenture). The Issuer may issue additional notes of the same series as the 2025 Fixed Rate Notes, having the same ranking and the same interest rate, maturity and other terms as the 2025 Fixed Rate Notes (except for the issue date, issue price and, if applicable, the initial interest payment date), without notice to or the consent of the Holders of the 2025 Fixed Rate Notes (or any other Senior Notes) then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the 2025 Fixed Rate Notes. The 2025 Fixed Rate Notes and any such additional notes so issued in the future will constitute a single series of 2025 Fixed Rate Notes under the Indenture.

(d)                                 Floating Rate Notes.  The Floating Rate Notes issued on the date hereof shall be initially limited in aggregate principal amount to $250,000,000 (except for Floating Rate Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Sections 2.8, 2.9, 2.11 or 8.5 of the Indenture). The Issuer may issue additional notes of the same series as the Floating Rate Notes, having the same ranking and the same interest rate, maturity and other terms as the Floating Rate Notes (except for the issue date, issue price and, if applicable, the initial interest payment date), without notice to or the consent of the Holders of the Floating Rate Notes (or any other Senior Notes) then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the Floating Rate Notes. The Floating Rate Notes and any such additional notes so issued in the future will constitute a single series of Floating Rate Notes under the Indenture.

3.                                      Registered Securities in Book-Entry Form.  The Senior Notes of each series will be issued in book-entry form (the “Book-Entry Notes”) and represented by one or more global Senior Notes (the “Global Notes”) in fully registered form, without coupons. The initial Depositary with respect to the Global Notes will be The Depository Trust Company, as Depositary for the accounts of its participants. So long as the Depositary for a Global Note, or its nominee, is the registered owner of the Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or Holder of the Senior Notes in book-entry form represented by such Global Notes for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Senior Notes in definitive form (“Definitive Notes”) except that, if the Depositary with respect to any Global Notes is at any time unwilling or unable to continue as Depositary, or is otherwise ineligible to serve as Depositary pursuant to Section 2.4 of the Indenture, and a successor Depositary is not appointed by the Issuer within 90 days, or an Event of Default with respect to any series of the Senior Notes has occurred and is continuing, at the request of Holders representing not less than 25% of the aggregate principal amount of such series of Senior Notes, the Issuer will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture. In addition, the Issuer may at any time and in its sole discretion determine not to have a Global Note or Notes, and, in such event, will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture.

4.                                      Stated Maturity.

(a)                                 The date on which the principal of the 2018 Fixed Rate Notes is payable is February 9, 2018.

(b)                                 The date on which the principal of the 2020 Fixed Rate Notes is payable is February 10, 2020.

(c)                                  The date on which the principal of the 2025 Fixed Rate Notes is payable is February 10, 2025.

(d)                                 The date on which the principal of the Floating Rate Notes is payable is February 9, 2018.

5.                                      Rate of Interest; Interest Payment Dates.

(a)                                 2018 Fixed Rate Notes.  The 2018 Fixed Rate Notes will bear interest from February 10, 2015 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually, in arrears, on February 9 and August 9 of each year, beginning on August 9, 2015 at the rate of 1.625% per annum until the principal thereof is paid or made available for payment. Interest payments on the 2018 Fixed Rate Notes will include interest accrued to but excluding each interest payment date.

(b)                                 2020 Fixed Rate Notes.  The 2020 Fixed Rate Notes will bear interest from February 10, 2015 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually, in arrears, on February 10 and August 10 of each year, beginning on August 10, 2015 at the rate of 2.250% per annum until the principal thereof is paid or made available for payment. Interest payments on the 2020 Fixed Rate Notes will include interest accrued to but excluding each interest payment date.

(c)                                  2025 Fixed Rate Notes.  The 2025 Fixed Rate Notes will bear interest from February 10, 2015 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually, in arrears, on February 10 and August 10 of each year, beginning on August 10, 2015 at the rate of 3.000% per annum until the principal thereof is paid or made available for payment. Interest payments on the 2025 Fixed Rate Notes will include interest accrued to but excluding each interest payment date.

(d)                                 Floating Rate Notes.  The Floating Rate Notes will bear interest at a variable rate. The interest rate for the Floating Rate Notes for a particular Interest Period (as defined herein) will be a per annum rate equal to LIBOR (as defined herein), as determined on the applicable Interest Determination Date (as defined herein) by the Calculation Agent (as defined herein), plus 0.57%. The interest rate on the Floating Rate Notes will be reset on the first day of each Interest Period other than the initial Interest Period (each, an “Interest Reset Date”). The Issuer will pay interest on the Floating Rate Notes quarterly on February 9, May 9, August 9 and November 9 of each year, beginning on May 9, 2015. An “Interest Period” is the period commencing on an interest payment date (or, in the case of the initial Interest Period, commencing on February 10, 2015) and ending on the day preceding the next interest payment date. The Interest Determination Date for the Floating Rate Notes for each Interest Period other than the initial Interest Period will be the second London Business Day preceding the Interest Reset Date for such Interest Period (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be the second London Business Day preceding February 10, 2015. Interest payments on the Floating Rate Notes will include interest accrued to but excluding each interest payment date.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(1)                                 With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page (as defined herein) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (2) below.

(2)                                 With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the underwriters for the Floating Rate Notes), as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in the City of New York (which may include affiliates of the underwriters for the Floating Rate Notes) selected by the Calculation Agent for loans in United States dollars to leading European banks, for a three-month period commencing on the first day of the applicable Interest Period and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial Interest Period.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying LIBOR for U.S. dollar deposits of major banks).

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The Calculation Agent will, upon the request of any holder of the Floating Rate Notes, provide the interest rate then in effect with respect to the Floating Rate Notes. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Issuer and the holders of the Floating Rate Notes.

6.                                      Regular Record Dates.  Interest payable on each Senior Note shall be paid to the Person in whose name such Senior Note is registered at the close of business on the fifteenth day preceding the related interest payment date, whether or not a Business Day (as defined herein). For purposes of the Senior Notes, the term “Business Day” means any day that is not a Saturday or Sunday, and that is not a day on which banking institutions are generally authorized or obligated by law, regulation or executive order to close in The City of New York.

7.                                      Place of Payment.  Principal of, premium, if any, and interest on the Senior Notes will be payable in Dollars, the transfer of such Senior Notes will be registrable, and such Senior Notes will be exchangeable for Senior Notes bearing identical terms and provisions at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City and State of New York, which as of the date hereof is located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, and at any other office or agency maintained by the Issuer for such purpose, including, as of the date of this Officer’s Certificate, the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071. So long as the Senior Notes are represented by one or more Global Notes, the principal of, premium, if any, and interest payable on the Senior Notes will be paid to the nominee of The Depository Trust Company, as Depositary, or its registered assigns, as the registered owner of such Global Notes, by wire transfer of immediately available funds on the maturity date and each of the applicable interest payment dates. If any of the Senior Notes are no longer represented by a Global Note or Notes, the Issuer may, at its option, pay interest (other than at maturity of the Senior Notes) by check mailed to the address of the Person entitled to such interest as such address shall appear in the register for the Senior Notes or by wire transfer of immediately available funds to the account specified by such Person. If any of the Senior Notes are no longer represented by a Global Note or Notes, the principal of the Senior Notes and the interest thereon due at maturity shall be paid at maturity in immediately available funds against presentation of this Senior Note at the office or agency of the Issuer maintained for that purpose as noted above. No service charge will be made for any transfer or exchange of Senior Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

8.                                      Redemption.

(a)                                 2018 Fixed Rate Notes.  The 2018 Fixed Rate Notes will not be redeemable by the Issuer prior to January 9, 2018 (one month prior to the maturity date of the 2018 Fixed Rate Notes). On or after January 9, 2018 (one month prior to the maturity date of the 2018 Fixed Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the 2018 Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2018 Fixed Rate Notes being redeemed plus accrued interest to the date of redemption.

(b)                                 2020 Fixed Rate Notes.  On or after August 10, 2015 (six months after the issue date of the 2020 Fixed Rate Notes) and prior to January 10, 2020 (one month prior to the maturity date of the 2020 Fixed Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the 2020 Fixed Rate Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2020 Fixed Rate Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2020 Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein) plus 15 basis points plus, in each case, accrued interest to the date of redemption.

(c)                                  On or after January 10, 2020 (one month prior to the maturity date of the 2020 Fixed Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the 2020 Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2020 Fixed Rate Notes being redeemed plus accrued interest to the date of redemption.

(d)                                 2025 Fixed Rate Notes.  On or after August 10, 2015 (six months after the issue date of the 2025 Fixed Rate Notes) and prior to January 10, 2025 (one month prior to the maturity date of the 2025 Fixed Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the 2025 Fixed Rate Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the 2025 Fixed Rate Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2025 Fixed Rate Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points plus, in each case, accrued interest to the date of redemption.

(e)                                  On or after January 10, 2025 (one month prior to the maturity date of the 2025 Fixed Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the 2025 Fixed Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2025 Fixed Rate Notes being redeemed plus accrued interest to the date of redemption.

(f)                                   Floating Rate Notes.  The Floating Rate Notes will not be redeemable by the Issuer prior to January 9, 2018 (one month prior to the maturity date of the Floating Rate Notes). On or after January 9, 2018 (one month prior to the maturity date of the Floating Rate Notes), the Issuer may, at its option at any time and from time to time, redeem the Floating Rate Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Floating Rate Notes being redeemed plus accrued interest to the date of redemption.

(g)                                  Notice of Redemption.  Notice of any redemption shall be delivered to the Holders of the Senior Notes by the Issuer (or the Trustee on the Issuer’s behalf provided the Issuer has provided the Trustee with such notice information five days prior to it being distributed) not less than 30 days and not more than 60 days before the redemption date.

(h)                                 Definitions.  The following terms for all purposes of this Officer’s Certificate shall have the respective meanings specified in this Section 8:

“Comparable Treasury Issue” means the U.S. Treasury security (selected by the Reference Treasury Dealer appointed by the Issuer for the purpose of selecting such U.S. Treasury security) as having a maturity comparable to the remaining term of the 2020 Fixed Rate Notes or the 2025 Fixed Rate Notes, as applicable, to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2020 Fixed Rate Notes or the 2025 Fixed Rate Notes, as the case may be.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Issuer obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if only one such Reference Treasury Dealer Quotation is obtained, such Reference Treasury Dealer Quotation.

“Reference Treasury Dealer” means each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc., or their respective affiliates which are primary U.S. Government securities dealers in New York City (each, a “Primary Treasury Dealer”) and their respective successors plus one other Primary Treasury Dealer selected by the Issuer; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Issuer will substitute another Primary Treasury Dealer therefor.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

9.                                      Additional Covenants.

(a)                                 So long as the Senior Notes are outstanding, the Issuer will not: (i) permit the issue, sale or other disposition of any Voting Equity Interests, or securities convertible into, or options, warrants or rights to subscribe for or purchase, Voting Equity Interests, of any Principal Subsidiary Bank, (ii) permit the merger or consolidation of any Principal Subsidiary Bank with or into any other Person, or (iii) permit the sale or other disposition of all or substantially all of the assets of any Principal Subsidiary Bank, if, after giving effect to any such transaction (specified in clauses (i), (ii) or (iii) above) and the issuance of the maximum number of Voting Equity Interests issuable upon the conversion or exercise of all such convertible securities, options, warrants or rights, the Issuer would own, directly or indirectly, less than 80% of the Voting Equity Interests of such Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Equity Interests of which are owned, directly or indirectly, by such Principal Subsidiary Bank); provided, however, that the foregoing shall not prohibit any such issuance, sale or other disposition of shares or securities, any such merger or consolidation or any such sale or other disposition of assets if:

(1)                                 required by any law or any regulation or order of any governmental authority;

(2)                                 required as a condition imposed by any law or any regulation or order of any governmental authority to the acquisition by the Issuer, directly or indirectly, of any other corporation or entity, if thereafter, (x) the Issuer would own, directly or indirectly, at least 80% of the Voting Equity Interests of such other corporation or entity, and (y) the Consolidated Banking Assets of the Issuer would be at least equal to the Consolidated Banking Assets of the Issuer prior thereto, and (z) by a Board Resolution, such other corporation or entity shall have been designated a Principal Subsidiary Bank for all purposes of the Indenture (including this Officer’s Certificate);

(3)                                 upon consummation of such transaction, the Issuer owns, directly or indirectly, not less than the percentage of Voting Equity Interests of such Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Equity Interests of which are owned, directly or indirectly, by such Principal Subsidiary Bank) it owned prior to such transaction; or

(4)                                 the proceeds of any such issuance, sale or other disposition are invested within 180 days after such issuance, sale or other disposition in any one or more Subsidiary Banks (including any previously existing Subsidiary Bank or any other corporation or entity which upon such investment becomes a Subsidiary Bank), or if within 180 days after such issuance, sale or other disposition the Issuer has entered into an agreement to invest such proceeds in any one or more Subsidiary Banks (including any previously existing Subsidiary Bank or any other corporation or entity which upon such investment would become a Subsidiary Bank), but such investment has not been made because all regulatory or other approvals have not been obtained but are in the process of being obtained, and if, in each case, the consolidated assets of the Subsidiary Bank(s) acquired or to be acquired or invested in (including any one or more corporations or entities which upon such investment would become Subsidiary Banks) would be at least equal to 80% of the consolidated assets of the Principal Subsidiary Bank being disposed of; provided, however, that if the Issuer makes a subsequent acquisition as described in this paragraph using its common stock and preferred stock, with a fair market value at least equal to the proceeds of any sale, assignment, transfer or disposition of a Principal Subsidiary Bank, it will not also be required to invest the proceeds of any sale, assignment, transfer or disposition as otherwise required by this paragraph; provided, further, that the Issuer will, for the purpose of satisfying this covenant, only issue shares of preferred stock in a subsequent acquisition in an amount needed to replace any preferred stock of the acquired corporation or entity; and provided, further however, that nothing herein shall be deemed (A) to restrict or prohibit (i) the merger of a Principal Subsidiary Bank with and into a Principal Subsidiary Bank or the Issuer, (ii) the consolidation of Principal Subsidiary Banks into a Principal Subsidiary Bank or the Issuer, or (iii) the sale or other disposition or all or substantially all of the assets of any Principal Subsidiary Bank to another Principal Subsidiary Bank or the Issuer, provided that, in any such case in which the surviving, resulting or acquiring corporation or entity is not the Issuer, the Issuer would own, directly or indirectly, at least 80% of the Voting Equity Interests of the Principal Subsidiary Bank (and of any other Principal Subsidiary Bank any Voting Equity Interests of which are owned, directly or indirectly, by such Principal Subsidiary Bank) surviving such merger, resulting from such consolidation or acquiring such assets or (B) to prevent the consummation by the Issuer of a consolidation or merger with or into another Person or a transfer or lease of all or substantially all of its assets in a transaction that complies with Article IX of the Indenture.

(b)                                 The Issuer will not, and it will not permit any Subsidiary to, pledge, mortgage or hypothecate or permit to exist any pledge, mortgage or hypothecation or other lien upon Voting Equity Interests of any Principal Subsidiary Bank owned by the Issuer or any Subsidiary to secure any indebtedness for borrowed money without making effective provisions whereby any Senior Notes shall be equally and ratably secured with any and all such indebtedness; provided, however, that this restriction shall not apply to or prevent:

(1)                                 the mortgage, pledge, or hypothecation of, or the establishment of a lien on, any such Voting Equity Interests to secure indebtedness of the Issuer or a Subsidiary as part of the purchase price of such Voting Equity Interests, or incurred prior to, at the time of or within 120 days after acquisition thereof for the purpose of financing all or any part of the purchase price thereof;

(2)                                 the acquisition by the Issuer or any Subsidiary of any Voting Equity Interests subject to mortgages, pledges, hypothecations or other liens existing thereon at the time of acquisition (whether or not the obligations secured thereby are assumed by the Issuer or such Subsidiary);

(3)                                 the assumption by the Issuer or a Subsidiary of obligations secured by mortgages on, pledge or hypothecations of, or other liens on, any such Voting Equity Interests, existing at the time of the acquisition by the Issuer or such Subsidiary of such Voting Equity Interests;

(4)                                 the extension, renewal or refunding (or successive extensions, renewals or refundings), in whole or in part, of any mortgage, pledge, hypothecation or other lien referred to in the foregoing clauses (1), (2) and (3); provided, however, that the principal amount of any and all other obligations and indebtedness secured thereby shall not exceed the principal amount so secured at the time of such extension, renewal or refunding, and that such extension, renewal or refunding shall be limited to all or a part of the Voting Equity Interests that were subject to the mortgage, pledge, hypothecation or other lien so extended, renewed or refunded; or

(5)                                 liens to secure loans or other extensions of credit by a Subsidiary subject to Section 23A of the Federal Reserve Act or any successor or similar federal law or regulations promulgated thereunder;

and provided, further, that, notwithstanding the foregoing, the Issuer or any Subsidiary may incur or permit to be incurred or to exist upon such Voting Equity Interests (a) liens for taxes, assessments or other governmental charges or levies which are not yet due or are payable without penalty or of which the amount, applicability or validity is being contested by the Issuer or a Subsidiary in good faith by appropriate proceedings and the Issuer or such Subsidiary shall have set aside on its books adequate reserves with respect thereto (segregated to the extent required by generally accepted accounting principles), or (b) the lien of any judgment, if such judgment shall not have remained undischarged, or unstayed on appeal or otherwise, for more than 60 days.

In case the Issuer or any Subsidiary shall propose to pledge, mortgage or hypothecate any Voting Equity Interests at any time owned by it to secure any indebtedness, other than as permitted by subdivisions (1) to (5), inclusive, of this Section, the Issuer will prior thereto give written notice thereof to the Trustee, and will prior to or simultaneously with such pledge, mortgage or hypothecation, by supplemental indenture delivered to the Trustee, in form satisfactory to it, effectively secure all the Senior Notes equally and ratably with such indebtedness, by pledge, mortgage or hypothecation of such Voting Equity Interests. Such supplemental indenture shall contain the provisions concerning the possession, control, release and substitution of mortgaged and pledged property and securities and other appropriate matters which are required or are permitted by the Trust Indenture Act (as in effect at the date of execution of such supplemental indenture) to be included in a secured indenture qualified under said Act, and may also contain such additional and amendatory provisions permitted by said Act as the Issuer and the Trustee shall deem advisable or appropriate or as the Trustee shall deem necessary in connection with such pledge, mortgage or hypothecation.

(c)                                  The following terms for all purposes of this Officer’s Certificate shall have the respective meanings specified in this Section 9(c).

“Consolidated Banking Assets” shall mean the aggregate of the assets of all Subsidiary Banks (including Subsidiaries of such Subsidiary Banks).

“Principal Subsidiary Bank” means each of (i) Union Bank, N.A., (ii) any other Subsidiary Bank the consolidated assets of which constitute 20% or more of the consolidated assets of the Issuer and its Subsidiaries, (iii) any other Subsidiary Bank designated as a Principal Subsidiary Bank pursuant to a Board Resolution and set forth in an Officer’s Certificate, and (iv) any Subsidiary that owns, directly or indirectly, any Voting Equity Interests, or securities convertible into, or options, warrants or rights to subscribe for or purchase, Voting Equity Interests, of any Principal Subsidiary Bank under clause (i), (ii) or (iii), and in the case of clause (i), (ii), (iii) or (iv) their respective successors (whether by consolidation, merger, conversion, transfer of substantially all of their assets and business or otherwise) so long as any such successor is a Subsidiary Bank (in the case of clause (i), (ii) or (iii)) or a Subsidiary (in the case of clause (iv)).

“Subsidiary Bank” means any Subsidiary that is organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands and either (i) accepts deposits that the depositor has a legal right to withdraw on demand and engages in the business of making commercial loans or (ii) is a trust company.

(d)                                 The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in this Section 9 of this Officer’s Certificate with respect to the Senior Notes if before the time for such compliance the Holders of at least a majority in principal amount of each series of the Outstanding Senior Notes, by act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

10.                               Modification.  In addition to the purposes for which the Indenture may be modified by the Issuer and the Trustee without the consent of the Holders of the Senior Notes pursuant to Section 8.1 of the Indenture, the Trustee may enter into a supplemental indenture without the consent of the Holders of the Senior Notes in order to conform the terms of the Indenture and the Senior Notes to the descriptions thereof set forth in the prospectus supplement of the Issuer dated February 5, 2015 and the accompanying prospectus dated February 4, 2015 of the Issuer relating to the Senior Notes.

11.                               Denominations.  The Senior Notes will be issuable in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000 thereof.

12.                               Additional Amounts.  The Issuer will not pay additional amounts on the Senior Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

13.                               Issue Price.  The 2018 Fixed Rate Notes will be issued to the public at a price equal to 99.933% of the principal amount thereof, the 2020 Fixed Rate Notes will be issued to the public at a price equal to 99.981% of the principal amount thereof, the 2025 Fixed Rate Notes will be issued to the public at a price equal to 99.469% of the principal amount thereof and the Floating Rate Notes will be issued to the public at a price equal to 100% of the principal amount thereof; 100% of the principal amount of each series of the Senior Notes shall be payable upon the acceleration of the maturity thereof in accordance with the Indenture and this Officer’s Certificate.

14.                               Currency; Payment Currency.  The Senior Notes will be denominated in Dollars. The principal of, premium, if any, and interest on the Senior Notes shall not be payable in a currency other than Dollars. The principal of, premium, if any, and interest on the Senior Notes shall not be determined with reference to an index based on a coin or currency.

15.                               Agents.  The Indenture Trustee shall initially serve as the Registrar and the Paying Agent for the Senior Notes. The Depository Trust Company shall initially serve as the Depositary for the Global Note or Notes representing the Senior Notes. The Indenture Trustee shall serve as the calculation agent for the Floating Rate Notes (the “Calculation Agent”).

16.                               Conversion.  The Senior Notes will not be convertible into any other security of the Issuer.

17.                               Listing.  The Senior Notes shall not be listed on any national securities exchange or any automated quotation system.

18.                               Calculation of Interest.

(a)                                 Fixed Rate Notes.  The amount of interest payable for any period in respect of the Fixed Rate Notes will be calculated on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full interest payment period, on the basis of the actual number of days elapsed per 30-day month. If any interest payment date or the maturity date, or any date of earlier redemption, for the Fixed Rate Notes falls on a day that is not a Business Day, the related payment of principal of or interest or premium, if any, on the Fixed Rate Notes will be made on the next day that is a Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount payable for the period from and after such interest payment date or maturity date or date of earlier redemption, as the case may be.

(b)                                 Floating Rate Notes.  The amount of interest payable for any period in respect of the Floating Rate Notes will be calculated on the basis of the actual number of days in each Interest Period and a 360-day year. If any interest payment date (other than the maturity date) for the Floating Rate Notes falls on a day that is not a Business Day, the related payment of interest on the Floating Rate Notes will be made on the next day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, such interest payment will be made on the next preceding Business Day, in each case, with interest accruing to the applicable interest payment date (as so adjusted). If the maturity date, or any date of earlier redemption, for the Floating Rate Notes falls on a day that is not a Business Day, the related payment of principal of or interest on the Floating Rate Notes will be made on the next day that is a Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount payable for the period from and after the maturity date or date of earlier redemption, as the case may be.

19.                               Other Terms.  The Senior Notes shall have the other terms and shall be substantially in the form attached hereto as Exhibit A (with respect to the 2018 Fixed Rate Notes), Exhibit B (with respect to the 2020 Fixed Rate Notes), Exhibit C (with respect to the 2025 Fixed Rate Notes) and Exhibit D (with respect to the Floating Rate Notes).

IN WITNESS WHEREOF, the undersigned has hereunto signed this Officer’s Certificate on behalf of the Issuer as of the day and year first above written.

MUFG AMERICAS HOLDINGS CORPORATION

/s/ John F. Woods
Name:	John F. Woods
Title:	Chief Financial Officer

Exhibit A

Form of 2018 Fixed Rate Note

REGISTERED	REGISTERED

MUFG AMERICAS HOLDINGS CORPORATION

1.625% SENIOR NOTE DUE 2018

NO. [ ]

PRINCIPAL AMOUNT:

U.S. $ [             ]

CUSIP: 553794 AA6

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF MUFG AMERICAS HOLDINGS CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

[IF THE SENIOR NOTE IS TO BE A GLOBAL NOTE, INSERT—Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

MUFG AMERICAS HOLDINGS CORPORATION
1.625% SENIOR NOTE DUE 2018

ORIGINAL ISSUE DATE:                                                                                                 February 10, 2015

MATURITY DATE:                                                                                                                                  February 9, 2018

INTEREST RATE:                                                                                                                                         1.625%

INTEREST PAYMENT DATES:                                                                 February 9 and August 9

REGULAR RECORD DATES:                                                                           January 25 and July 25

MUFG Americas Holdings Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the Principal Amount specified above on the Maturity Date specified above, and to pay interest thereon from February 10, 2015 or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semi-annually, in arrears, on February 9 and August 9 of each year, beginning on August 9, 2015, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest payments for this Senior Note will include interest accrued to but excluding each Interest Payment Date.

Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the applicable Regular Record Date specified above, whether or not a Business Day. The amount of interest payable for any period in respect of this Senior Note will be calculated on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full interest payment period, on the basis of the actual number of days elapsed per 30-day month. If any Interest Payment Date, the Maturity Date or any date of earlier redemption falls on a day that is not a Business Day, then payment due on such Interest Payment Date or the Maturity Date or such date of earlier redemption will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or such date of earlier redemption, as the case may be.

The principal of, premium, if any, and interest on this Senior Note will be payable in Dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, and at any other office or agency maintained by the Company for such purpose, including, as of the date of this Senior Note, the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071. [INCLUDE FOR GLOBAL NOTE: The principal of, premium, if any, and interest payable on this Senior Note will be paid to the nominee of DTC, as the Depositary, or its registered assigns, as the registered owner of this Senior Note, by wire transfer of immediately available funds on the Maturity Date and each of the applicable Interest Payment Dates.] [INCLUDE FOR DEFINITIVE NOTE: The principal hereof and interest due on the Maturity Date shall be paid on the Maturity Date in immediately available funds against presentation of this Senior Note at the office or agency of the Company maintained for that purpose as noted above. Other than at the Maturity Date, interest payable on this Senior Note will be paid to the Person entitled to such interest by wire transfer of immediately available funds to the account specified by such Person or, at the Company’s option, by check mailed to the address of such Person entitled to such interest as such address shall appear in the register for the Senior Notes.]

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MUFG Americas Holdings Corporation has caused this Senior Note to be signed by the signature or facsimile signature of its duly authorized officers and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

(SEAL)	MUFG AMERICAS HOLDINGS CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

MUFG AMERICAS HOLDINGS CORPORATION

1.625% SENIOR NOTE DUE 2018

This Senior Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness (herein sometimes called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Senior Note is one of a series of Securities designated by the Company as its 1.625% Senior Notes due 2018 (the “Senior Notes”), issued in an initial aggregate principal amount of $450,000,000. The Company may issue additional notes of the same series as the Senior Notes, having the same ranking and the same interest rate, Maturity Date and other terms as the Senior Notes (except for the issue date, issue price and, if applicable, the initial Interest Payment Date), without notice to or the consent of the Holders of the Senior Notes then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the Senior Notes. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

The Company issued the Senior Notes pursuant to an Indenture, dated as of December 8, 2003 (herein called the “Indenture” which term, for purposes of this Senior Note, shall include the Officer’s Certificate dated February 10, 2015 (the “Officer’s Certificate”), delivered pursuant to Sections 2.1 and 2.3 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

Except as otherwise provided in the Indenture, the Senior Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Senior Note or Senior Notes to be exchanged at any office or agency described below where Senior Notes may be presented for registration of transfer.

The Senior Notes will not be redeemable by the Company prior to January 9, 2018 (one month prior to the Maturity Date specified above). On or after January 9, 2018 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued interest to the date of redemption.

Notice of any redemption shall be delivered to the Holders of the Senior Notes by the Company (or the Trustee on the Company’s behalf provided the Company has provided the Trustee with such notice information five days prior to it being distributed) not less than 30 days and not more than 60 days before the redemption date.

The Indenture permits, in certain circumstances therein specified (including as modified by Section 9 of the Officer’s Certificate) the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Senior Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Senior Securities (voting as one class) to be affected.

The Senior Notes will be subject to the covenants included in the Indenture (including as modified by Section 9 of the Officer’s Certificate) for the benefit of the Senior Notes.

The Indenture (including as modified by Section 9 of the Officer’s Certificate) also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Maturity Date the entire indebtedness on all Outstanding Senior Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Senior Notes, to defease the Indenture with respect to such Senior Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Senior Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal of and interest on the Senior Notes at the Maturity Date.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Senior Notes is registrable in the Security Register, upon surrender of a Senior Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, or at such other office or agency as the Company may designate (which, as of the date of this Senior Note, includes the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Senior Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, of the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All undefined terms used in this Senior Note which are defined in the Indenture or the Officer’s Certificate shall have the meanings assigned to them in the Indenture or the Officer’s Certificate.

THIS SENIOR NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT		Custodian
		(Cust.)		(Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivor-ship and not as tenants in common	Under Uniform Gifts to Minor Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

—        —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Senior Note on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatever.

Exhibit B

Form of 2020 Fixed Rate Note

REGISTERED	REGISTERED

MUFG AMERICAS HOLDINGS CORPORATION

2.250% SENIOR NOTE DUE 2020

NO. [ ]

PRINCIPAL AMOUNT:

U.S. $ [             ]

CUSIP: 553794 AB4

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF MUFG AMERICAS HOLDINGS CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

[IF THE SENIOR NOTE IS TO BE A GLOBAL NOTE, INSERT—Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

MUFG AMERICAS HOLDINGS CORPORATION
2.250% SENIOR NOTE DUE 2020

ORIGINAL ISSUE DATE:                                February 10, 2015

MATURITY DATE:                                           February 10, 2020

INTEREST RATE:                                              2.250%

INTEREST PAYMENT DATES:                      February 10 and August 10

REGULAR RECORD DATES:                         January 26 and July 26

MUFG Americas Holdings Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the Principal Amount specified above on the Maturity Date specified above, and to pay interest thereon from February 10, 2015 or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semi-annually, in arrears, on February 10 and August 10 of each year, beginning on August 10, 2015, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest payments for this Senior Note will include interest accrued to but excluding each Interest Payment Date.

Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the applicable Regular Record Date specified above, whether or not a Business Day. The amount of interest payable for any period in respect of this Senior Note will be calculated on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full interest payment period, on the basis of the actual number of days elapsed per 30-day month. If any Interest Payment Date, the Maturity Date or any date of earlier redemption falls on a day that is not a Business Day, then payment due on such Interest Payment Date or the Maturity Date or such date of earlier redemption will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or such date of earlier redemption, as the case may be.

The principal of, premium, if any, and interest on this Senior Note will be payable in Dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, and at any other office or agency maintained by the Company for such purpose, including, as of the date of this Senior Note, the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071. [INCLUDE FOR GLOBAL NOTE: The principal of, premium, if any, and interest payable on this Senior Note will be paid to the nominee of DTC, as the Depositary, or its registered assigns, as the registered owner of this Senior Note, by wire transfer of immediately available funds on the Maturity Date and each of the applicable Interest Payment Dates.] [INCLUDE FOR DEFINITIVE NOTE: The principal hereof and interest due on the Maturity Date shall be paid on the Maturity Date in immediately available funds against presentation of this Senior Note at the office or agency of the Company maintained for that purpose as noted above. Other than at the Maturity Date, interest payable on this Senior Note will be paid to the Person entitled to such interest by wire transfer of immediately available funds to the account specified by such Person or, at the Company’s option, by check mailed to the address of such Person entitled to such interest as such address shall appear in the register for the Senior Notes.]

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MUFG Americas Holdings Corporation has caused this Senior Note to be signed by the signature or facsimile signature of its duly authorized officers and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

(SEAL)	MUFG AMERICAS HOLDINGS CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

MUFG AMERICAS HOLDINGS CORPORATION

2.250% SENIOR NOTE DUE 2020

This Senior Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness (herein sometimes called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Senior Note is one of a series of Securities designated by the Company as its 2.250% Senior Notes due 2020 (the “Senior Notes”), issued in an initial aggregate principal amount of $1,000,000,000. The Company may issue additional notes of the same series as the Senior Notes, having the same ranking and the same interest rate, Maturity Date and other terms as the Senior Notes (except for the issue date, issue price and, if applicable, the initial Interest Payment Date), without notice to or the consent of the Holders of the Senior Notes then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the Senior Notes. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

The Company issued the Senior Notes pursuant to an Indenture, dated as of December 8, 2003 (herein called the “Indenture” which term, for purposes of this Senior Note, shall include the Officer’s Certificate dated February 10, 2015 (the “Officer’s Certificate”), delivered pursuant to Sections 2.1 and 2.3 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

Except as otherwise provided in the Indenture, the Senior Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Senior Note or Senior Notes to be exchanged at any office or agency described below where Senior Notes may be presented for registration of transfer.

On or after August 10, 2015 (six months after the issue date of the Senior Notes) and prior to January 10, 2020 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Senior Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Senior Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points plus, in each case, accrued interest to the date of redemption.

On or after January 10, 2020 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued interest to the date of redemption.

Notice of any redemption shall be delivered to the Holders of the Senior Notes by the Company (or the Trustee on the Company’s behalf provided the Company has provided the Trustee with such notice information five days prior to it being distributed) not less than 30 days and not more than 60 days before the redemption date.

“Comparable Treasury Issue” means the U.S. Treasury security (selected by the Reference Treasury Dealer appointed by the Company for the purpose of selecting such U.S. Treasury security) as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if only one such Reference Treasury Dealer Quotation is obtained, such Reference Treasury Dealer Quotation.

“Reference Treasury Dealer” means each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc., or their respective affiliates which are primary U.S. Government securities dealers in New York City (each, a “Primary Treasury Dealer”) and their respective successors plus one other Primary Treasury Dealer selected by the Company; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer therefor.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture permits, in certain circumstances therein specified (including as modified by Section 9 of the Officer’s Certificate) the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Senior Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Senior Securities (voting as one class) to be affected.

The Senior Notes will be subject to the covenants included in the Indenture (including as modified by Section 9 of the Officer’s Certificate) for the benefit of the Senior Notes.

The Indenture (including as modified by Section 9 of the Officer’s Certificate) also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Maturity Date the entire indebtedness on all Outstanding Senior Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Senior Notes, to defease the Indenture with respect to such Senior Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Senior Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal of and interest on the Senior Notes at the Maturity Date.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Senior Notes is registrable in the Security Register, upon surrender of a Senior Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, or at such other office or agency as the Company may designate (which, as of the date of this Senior Note, includes the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Senior Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, of the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All undefined terms used in this Senior Note which are defined in the Indenture or the Officer’s Certificate shall have the meanings assigned to them in the Indenture or the Officer’s Certificate.

THIS SENIOR NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT		Custodian
		(Cust.)		(Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivor-ship and not as tenants in common	Under Uniform Gifts to Minor Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

—        —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Senior Note on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatever.

Exhibit C

Form of 2025 Fixed Rate Note

REGISTERED	REGISTERED

MUFG AMERICAS HOLDINGS CORPORATION

3.000% SENIOR NOTE DUE 2025

NO. [ ]

PRINCIPAL AMOUNT:

U.S. $ [                    ]

CUSIP: 553794 AC2

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF MUFG AMERICAS HOLDINGS CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

[IF THE SENIOR NOTE IS TO BE A GLOBAL NOTE, INSERT—Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

MUFG AMERICAS HOLDINGS CORPORATION
3.000% SENIOR NOTE DUE 2025

ORIGINAL ISSUE DATE:	February 10, 2015

MATURITY DATE:	February 10, 2025

INTEREST RATE:	3.000%

INTEREST PAYMENT DATES:	February 10 and August 10

REGULAR RECORD DATES:	January 26 and July 26

MUFG Americas Holdings Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the Principal Amount specified above on the Maturity Date specified above, and to pay interest thereon from February 10, 2015 or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semi-annually, in arrears, on February 10 and August 10 of each year, beginning on August 10, 2015, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest payments for this Senior Note will include interest accrued to but excluding each Interest Payment Date.

Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the applicable Regular Record Date specified above, whether or not a Business Day. The amount of interest payable for any period in respect of this Senior Note will be calculated on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full interest payment period, on the basis of the actual number of days elapsed per 30-day month. If any Interest Payment Date, the Maturity Date or any date of earlier redemption falls on a day that is not a Business Day, then payment due on such Interest Payment Date or the Maturity Date or such date of earlier redemption will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date or such date of earlier redemption, as the case may be.

The principal of, premium, if any, and interest on this Senior Note will be payable in Dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, and at any other office or agency maintained by the Company for such purpose, including, as of the date of this Senior Note, the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071. [INCLUDE FOR GLOBAL NOTE: The principal of, premium, if any, and interest payable on this Senior Note will be paid to the nominee of DTC, as the Depositary, or its registered assigns, as the registered owner of this Senior Note, by wire transfer of immediately available funds on the Maturity Date and each of the applicable Interest Payment Dates.] [INCLUDE FOR DEFINITIVE NOTE: The principal hereof and interest due on the Maturity Date shall be paid on the Maturity Date in immediately available funds against presentation of this Senior Note at the office or agency of the Company maintained for that purpose as noted above. Other than at the Maturity Date, interest payable on this Senior Note will be paid to the Person entitled to such interest by wire transfer of immediately available funds to the account specified by such Person or, at the Company’s option, by check mailed to the address of such Person entitled to such interest as such address shall appear in the register for the Senior Notes.]

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MUFG Americas Holdings Corporation has caused this Senior Note to be signed by the signature or facsimile signature of its duly authorized officers and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

(SEAL)	MUFG AMERICAS HOLDINGS CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

MUFG AMERICAS HOLDINGS CORPORATION

3.000% SENIOR NOTE DUE 2025

This Senior Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness (herein sometimes called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Senior Note is one of a series of Securities designated by the Company as its 3.000% Senior Notes due 2025 (the “Senior Notes”), issued in an initial aggregate principal amount of $500,000,000. The Company may issue additional notes of the same series as the Senior Notes, having the same ranking and the same interest rate, Maturity Date and other terms as the Senior Notes (except for the issue date, issue price and, if applicable, the initial Interest Payment Date), without notice to or the consent of the Holders of the Senior Notes then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the Senior Notes. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

The Company issued the Senior Notes pursuant to an Indenture, dated as of December 8, 2003 (herein called the “Indenture” which term, for purposes of this Senior Note, shall include the Officer’s Certificate dated February 10, 2015 (the “Officer’s Certificate”), delivered pursuant to Sections 2.1 and 2.3 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

Except as otherwise provided in the Indenture, the Senior Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Senior Note or Senior Notes to be exchanged at any office or agency described below where Senior Notes may be presented for registration of transfer.

On or after August 10, 2015 (six months after the issue date of the Senior Notes) and prior to January 10, 2025 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Senior Notes to be redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Senior Notes to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points plus, in each case, accrued interest to the date of redemption.

On or after January 10, 2025 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued interest to the date of redemption.

Notice of any redemption shall be delivered to the Holders of the Senior Notes by the Company (or the Trustee on the Company’s behalf provided the Company has provided the Trustee with such notice information five days prior to it being distributed) not less than 30 days and not more than 60 days before the redemption date.

“Comparable Treasury Issue” means the U.S. Treasury security (selected by the Reference Treasury Dealer appointed by the Company for the purpose of selecting such U.S. Treasury security) as having a maturity comparable to the remaining term of the Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations or (3) if only one such Reference Treasury Dealer Quotation is obtained, such Reference Treasury Dealer Quotation.

“Reference Treasury Dealer” means each of Morgan Stanley & Co. LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and a Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc., or their respective affiliates which are primary U.S. Government securities dealers in New York City (each, a “Primary Treasury Dealer”) and their respective successors plus one other Primary Treasury Dealer selected by the Company; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer therefor.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture permits, in certain circumstances therein specified (including as modified by Section 9 of the Officer’s Certificate) the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Senior Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Senior Securities (voting as one class) to be affected.

The Senior Notes will be subject to the covenants included in the Indenture (including as modified by Section 9 of the Officer’s Certificate) for the benefit of the Senior Notes.

The Indenture (including as modified by Section 9 of the Officer’s Certificate) also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Maturity Date the entire indebtedness on all Outstanding Senior Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Senior Notes, to defease the Indenture with respect to such Senior Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Senior Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal of and interest on the Senior Notes at the Maturity Date.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Senior Notes is registrable in the Security Register, upon surrender of a Senior Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, or at such other office or agency as the Company may designate (which, as of the date of this Senior Note, includes the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Senior Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, of the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All undefined terms used in this Senior Note which are defined in the Indenture or the Officer’s Certificate shall have the meanings assigned to them in the Indenture or the Officer’s Certificate.

THIS SENIOR NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT		Custodian
		(Cust.)		(Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivor-ship and not as tenants in common	Under Uniform Gifts to Minor Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

—        —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Senior Note on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatever.

Exhibit D

Form of Floating Rate Note

REGISTERED	REGISTERED

MUFG AMERICAS HOLDINGS CORPORATION

FLOATING RATE SENIOR NOTE DUE 2018

NO. [ ]

PRINCIPAL AMOUNT:

U.S. $ [                    ]

CUSIP: 553794 AD0

THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF MUFG AMERICAS HOLDINGS CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

[IF THE SENIOR NOTE IS TO BE A GLOBAL NOTE, INSERT—Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) (“DTC”) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

MUFG AMERICAS HOLDINGS CORPORATION
FLOATING RATE SENIOR NOTE DUE 2018

ORIGINAL ISSUE DATE:	February 10, 2015

MATURITY DATE:	February 9, 2018

INTEREST RATE:	LIBOR (as defined herein) plus 57 basis points

INTEREST PAYMENT DATES:	February 9, May 9, August 9 and November 9

REGULAR RECORD DATES:	January 25, April 24, July 25 and October 25

MUFG Americas Holdings Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to [                    ], or registered assigns, the Principal Amount specified above on the Maturity Date specified above.

This Senior Note shall bear interest at the variable rate described below from February 10, 2015 or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, quarterly, in arrears, on February 9, May 9, August 9 and November 9 of each year, beginning on May 9, 2015, until the principal hereof is paid or made available for payment. Interest payments for this Senior Note will include interest accrued to but excluding each Interest Payment Date.

The interest rate for this Senior Note for a particular Interest Period (as defined below) will be a per annum rate equal to LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.57%. The interest rate on this Senior Note shall be reset on the first day of each Interest Period other than the initial Interest Period (each, an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on February 10, 2015) and ending on the day preceding the next Interest Payment Date (each, an “Interest Period”). The interest determination date for this Senior Note for each Interest Period other than the initial Interest Period will be the second London Business Day preceding the Interest Reset Date for such Interest Period (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be the second London Business Day preceding February 10, 2015.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(1)                                 With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page (as defined herein) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (2) below.

(2)                                 With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the underwriters for this Senior Note), as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the Interest Determination Date by three major banks in the City of New York (which may include affiliates of the underwriters for this Senior Note) selected by the Calculation Agent for loans in United States dollars to leading European banks, for a three-month period commencing on the first day of the applicable Interest Period and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR will be the same as the rate determined for the initial Interest Period.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying LIBOR for U.S. dollar deposits of major banks).

“London Business Day” means any day on which dealings in United States dollars are transacted on the London interbank market.

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Senior Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The Calculation Agent will, upon the request of any holder of this Senior Note, provide the interest rate then in effect with respect to this Senior Note. All calculations made by the Calculation Agent in the absence of manifest error will be conclusive for all purposes and binding on the Company and the holder of this Senior Note.

Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Senior Note is registered at the close of business on the applicable Regular Record Date specified above, whether or not a Business Day. Interest on this Senior Note will be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year. If any Interest Payment Date (other than the Maturity Date) for this Senior Note falls on a day that is not a Business Day, the related payment of interest on this Senior Note will be made on the next day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, such interest payment will be made on the next preceding Business Day, in each case, with interest accruing to the applicable Interest Payment Date (as so adjusted). If the Maturity Date or any date of earlier redemption falls on a day that is not a Business Day, then payment due on the Maturity Date or such date of earlier redemption will be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after the Maturity Date or such date of earlier redemption, as the case may be.

The principal of, premium, if any, and interest on this Senior Note will be payable in Dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, and at any other office or agency maintained by the Company for such purpose, including, as of the date of this Senior Note, the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071. [INCLUDE FOR GLOBAL NOTE: The principal of, premium, if any, and interest payable on this Senior Note will be paid to the nominee of DTC, as the Depositary, or its registered assigns, as the registered owner of this Senior Note, by wire transfer of immediately available funds on the Maturity Date and each of the applicable Interest Payment Dates.] [INCLUDE FOR DEFINITIVE NOTE: The principal hereof and interest due on the Maturity Date shall be paid on the Maturity Date in immediately available funds against presentation of this Senior Note at the office or agency of the Company maintained for that purpose as noted above. Other than at the Maturity Date, interest payable on this Senior Note will be paid to the Person entitled to such interest by wire transfer of immediately available funds to the account specified by such Person or, at the Company’s option, by check mailed to the address of such Person entitled to such interest as such address shall appear in the register for the Senior Notes.]

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MUFG Americas Holdings Corporation has caused this Senior Note to be signed by the signature or facsimile signature of its duly authorized officers and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

(SEAL)	MUFG AMERICAS HOLDINGS CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

MUFG AMERICAS HOLDINGS CORPORATION

FLOATING RATE SENIOR NOTE DUE 2018

This Senior Note is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness (herein sometimes called the “Securities”) of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Senior Note is one of a series of Securities designated by the Company as its Floating Rate Senior Notes due 2018 (the “Senior Notes”), issued in an initial aggregate principal amount of $250,000,000. The Company may issue additional notes of the same series as the Senior Notes, having the same ranking and the same interest rate, Maturity Date and other terms as the Senior Notes (except for the issue date, issue price and, if applicable, the initial Interest Payment Date), without notice to or the consent of the Holders of the Senior Notes then outstanding; provided that, such additional notes are fungible for U.S. federal income tax purposes with the Senior Notes. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

The Company issued the Senior Notes pursuant to an Indenture, dated as of December 8, 2003 (herein called the “Indenture” which term, for purposes of this Senior Note, shall include the Officer’s Certificate dated February 10, 2015 (the “Officer’s Certificate”), delivered pursuant to Sections 2.1 and 2.3 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A. as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

Except as otherwise provided in the Indenture, the Senior Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Senior Note or Senior Notes to be exchanged at any office or agency described below where Senior Notes may be presented for registration of transfer.

The Senior Notes will not be redeemable by the Company prior to January 9, 2018 (one month prior to the Maturity Date specified above). On or after January 9, 2018 (one month prior to the Maturity Date specified above), the Company may, at its option at any time and from time to time, redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued interest to the date of redemption.

Notice of any redemption shall be mailed to the Holders of the Senior Notes by the Company (or the Trustee on the Company’s behalf provided the Company has provided the Trustee with such notice information five days prior to it being distributed) not less than 30 days and not more than 60 days before the redemption date.

The Indenture permits, in certain circumstances therein specified (including as modified by Section 9 of the Officer’s Certificate) the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Senior Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Senior Securities (voting as one class) to be affected.

The Senior Notes will be subject to the covenants included in the Indenture (including as modified by Section 9 of the Officer’s Certificate) for the benefit of the Senior Notes.

The Indenture (including as modified by Section 9 of the Officer’s Certificate) also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Maturity Date the entire indebtedness on all Outstanding Senior Notes, cash or U.S. Government Obligations with the Trustee in trust solely for the benefit of the Holders of all Outstanding Senior Notes, to defease the Indenture with respect to such Senior Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Senior Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal of and interest on the Senior Notes at the Maturity Date.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Senior Notes is registrable in the Security Register, upon surrender of a Senior Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, which initially shall be located at the office of the Trustee, 101 Barclay Street, 8W, New York, New York 10286, or at such other office or agency as the Company may designate (which, as of the date of this Senior Note, includes the Trustee’s office located at 400 South Hope Street, Suite 400, Los Angeles, California 90071), duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Senior Notes, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, of the Company or of any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

The acceptance of this Note shall be deemed to constitute the consent and agreement of the Holder hereof to all of the terms and provisions of the Indenture. All undefined terms used in this Senior Note which are defined in the Indenture or the Officer’s Certificate shall have the meanings assigned to them in the Indenture or the Officer’s Certificate.

THIS SENIOR NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT		Custodian
		(Cust.)		(Minor)

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivor- ship and not as tenants in common	Under Uniform Gifts to Minor Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

—        —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Senior Note and all rights thereunder, hereby irrevocably constituting and appointing                        attorney to transfer said Senior Note on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatever.